Shire Pharmaceuticals Group plc
Annual General Meeting 2003

Form of proxy





Please read the Notice of Annual General Meeting and the notes overleaf before completing this form.

I/We, being a member/members of Shire Pharmaceuticals Group plc, hereby appoint the Chairman of the Meeting, or(1)_______________________ as my/our proxy and on a poll to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held on 12 June 2003 at 11am and at any adjournment thereof.

Please indicate your vote by marking the boxes _____ in black ink.


Resolutions                                                                For         Against       Abstain

     Annual report and accounts
1    To receive and consider the directors'
     report and accounts for the year
     ended 31 December 2002.

     Directors
     Including:
2    To re-appoint The Hon James Andrews Grant as a director.

3    To re-appoint Dr Joseph Wilson Totten as a director.

4    To re-appoint Angus Charles Russell as a director.

5    To appoint Matthew William Emmens as a director.

     Auditors
6 To re-appoint Deloitte & Touche as Auditors and authorise the directors to fix their remuneration.

     Remuneration report
7    To approve the directors' remuneration report.

     Market purchases
8    To authorise market purchases.

     Deferred Bonus Plan
9    To approve the Shire Pharmaceuticals Group plc
     2003 Deferred Bonus Plan.

     Employee Benefit Trust
10   To approve the Shire Pharmaceuticals Group plc
     Employee Benefit Trust.
     Borrowing limits

11   To increase borrowing limits.


SIGN HERE TO MAKE YOUR VOTE VALID

Signature(s)
                                                             Date

In the case of joint holders, the signature of any one holder is sufficient.

Notes

1 If you wish to appoint someone other than the Chairman as your proxy, please delete the words "the Chairman of the Meeting or" and insert the name of your proxy in the space provided. A proxy must attend the Meeting in person to represent you. A proxy need not be a shareholder.

2 To be valid this form must be received by the Company's Registrar no later than 48 hours before the Meeting commences.

3 In the absence of instructions the proxy may vote as he/she thinks fit on the specified resolutions and, unless instructed otherwise, may also vote or abstain from voting as he/she thinks fit on any other business (including amendments to resolutions) which may properly come before the Meeting.




To be valid this form must be received by the Company's Registrar no later than 48 hours before the Meeting commences.

Notes
1 Please indicate by placing a single mark in the appropriate space how you wish your votes to be cast in respect of each of the resolutions referred to overleaf.

2 In the case of joint shareholders, the vote of the first named in the register of members of the Company who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders.

3 This form must be executed by the shareholder(s) or their attorney duly authorised in writing. In the case of a shareholder which is a corporate body, this form must be executed either under its common seal, by the signatures of a director and its secretary or of two directors or under the hand of an officer or attorney duly authorised in writing on its behalf.

4 Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, the time by which a person must be entered on the register of members of the Company in order to have the right to attend or vote at the Annual General Meeting is 6pm on 10 June 2003. If the Annual General Meeting is adjourned, the time by which a person must be entered on the register of members of the Company in order to have the right to attend or vote at the adjourned meeting is 6pm on the date two days preceding the date fixed for the adjourned meeting. Changes to entries on the register of members of the Company after 6pm on 10 June 2003 will be disregarded in determining the rights of any person to attend or vote at the Meeting.

5 To be valid, this form must be completed, signed and deposited at, or returned by post to, the office of the Company's registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex BN99 6EE, England, United Kingdom not less than 48 hours before the time appointed for the Meeting.






Please note that shareholders returning this form of proxy by post from outside the United Kingdom should affix a stamp.

Lloyds TSB Registrars
The Causeway
Worthing
West Sussex
BN99 6EE
ENGLAND

Shire Pharmaceuticals Group plc
Annual General Meeting 2003

The Annual General Meeting is being held at 11am on Thursday 12 June 2003 at WestLB Panmure, Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA.

Woolgate Exchange
How to find us

WestLB Panmure, Woolgate Exchange,
25 Basinghall Street, London EC2V 5HA

Telephone +44 (0)20 7020 4000

Nearest stations:

Moorgate: Circle, Northern, Hammersmith
and City, Metropolitan lines; mainline rail
(three minutes' walk)

Bank: Central, Northern, Waterloo and City;
Docklands Light Railway (four minutes' walk)

Liverpool Street: Central, Circle,
Hammersmith and City, Metropolitan lines;
mainline rail (six minutes' walk)





Attendance card

If you are attending the Annual General Meeting please bring this card with you, duly signed, and hand it in at the shareholder registration desk on arrival.



Signature.......................................................................

Capacity attending (please tick appropriate box)

For own shareholding

As proxy*

*A proxy may vote on a poll, but not on a show of hands.